SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:
/ X / Preliminary Information Statement
/ / Definitive Information Statement

BIO-TRACKING SECURITY SYSTEMS INC.
(Name of Registrant As Specified In Charter)

Not Applicable
(Name of Person(s) Filing the Information Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
/ X / No fee required.
/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

Common Stock, no par value

2) Aggregate number of securities to which transaction applies:

342,865,401 shares of Common Stock

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4) Proposed maximum aggregate value of transaction:

/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

BIO-TRACKING SECURITY SYSTEMS INC.
1 Place Ville Marie, Suite 2821
Montreal, Quebec,
Canada H3B 4R4

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the "Information Statement") was mailed on or about August 29, 2005 to the stockholders of record, as of August 18, 2005, of BIO-TRACKING SECURITY SYSTEMS INC., a Florida corporation (the "Company") pursuant to Section 14(c) of the Exchange Act of 1934, as amended. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1) Our Articles of Incorporation was amended to change our name to Nord Oil International Inc.; and

(2) We effected a 1-for-12 reverse stock split of our issued and outstanding Common Stock.

Attached hereto for your review is an Information Statement relating to the above-described actions.

Please read this notice carefully. It describes the essential terms of the reverse stock split and contains certain information concerning the reverse stock split. Additional information about the Company is contained in its periodic reports filed on periodic and current reports filed with the United States Securities and Exchange Commission (the "Commission"). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING
WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Jean-Francois Amyot
Jean-Francois Amyot
Chairman of the Board of Directors

August 18, 2005

BIO-TRACKING SECURITY SYSTEMS INC.
1 Place Ville Marie, Suite 2821
Montreal, Quebec,
Canada H3B 4R4

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

(1) Our Articles of Incorporation was amended to change our name to Nord Oil International, Inc.; and

(2) We effected a 1-for-12 reverse stock split of our issued and outstanding Common Stock.

The Board of Directors has fixed the close of business on August 29, 2005, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on August 18, 2005, the Record Date, are entitled to notice of the action to be effective on or about September 19, 2005. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

The elimination of the need for a meeting of stockholders to approve this action is made possible by Section 607.0704 of the Florida Business Corporation Act which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting.

Bio-Tracking Security Systems, Inc. is authorized to issue 530,000,000 shares of capital, consisting of 342,865,401 shares of common stock, $.001 par value per share and 30,000,000 shares of Preferred Stock, $0.001 par value share, of which none are issued and outstanding.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,”“anticipate,”“believe,”“project,”“expect,”“intend,”“predict,”“potential,”“future,”“may,”“should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

•
Changes in relationships with major customers and/or suppliers: an adverse change in our relationships with major customers and/or suppliers would have a negative impact on our earnings and financial position.

•
Armed conflicts and other military actions: the considerable political and economic uncertainties resulting from these events, could adversely affect our order intake and sales, particularly in the limousine market.

•	Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company

THE COMPANY

History and Development of Bio-Tracking Security Systems, Inc.

Bio-Tracking security Inc. of Montreal, Quebec, designs and manufactures vehicle and asset tracking and security systems, based on patent pending, Inertial Navigation, Biometric Fingerprint Identification and Spread Spectrum Communication technologies.

The Bio Tracking Security’s proprietary technology precisely determines if a person is an authorized user of a vehicle or any other piece of equipment protected by Bio-Tracking. Our proprietary Biometric Fingerprint ID is a technology unmatched and amazingly reliable.

The Company has a new product and service offering in the field of vehicle security, which, once installed, becomes a platform for new in-vehicle information, communication and entertainment products. In addition to effective theft prevention, this platform demonstrates measurable value for the vehicle owner, driver, dealership, manufacturer, insurance company and law enforcement agency. The device when combined with a programmable computer and a biometric identification system, wireless interconnection methods and inertial tracking technology, provides such features as driver privilege control, remote shutdown and unlock, and tracking under the most extreme circumstances. The antitheft system, which has already been prototyped and field tested, far exceeds the industry’s current standard features, effectiveness, and overall value. The next generation system can offer two-way messaging and remote diagnostics.

On June 15, we completed our acquisition of Nord Oil, Inc., a Delaware corporation, pursuant to a Share Exchange Agreement.

AMEND THE ARTICLES OF INCORPORATION TO
CHANGE OF NAME OF THE COMPANY

On June 15, we completed our acquisition of Nord Oil, Inc., a Delaware corporation, pursuant to a Share Exchange Agreement. One condition to the Shares Exchange Agreement was a s follows:

Section 7.07.  Board and Shareholder Approval. (a) Prior to the Closing, Bio-Tracking shall obtain the approval of its Board of Directors of this Agreement and the transactions contemplated hereby.

(b) Bio-Tracking shall cause an Information Statement on Schedule 14C to be filed with the SEC and mailed to its shareholders of record disclosing that Bio-Tracking has entered into this Agreement and also the transactions contemplated hereby. Such Information Statement shall also provide that Bio-Tracking intends to change its name to “Nord Oil International Inc.”, along with any other action of which Bio-Tracking requires shareholder approval in order to close this Agreement in accordance with the terms hereof. Shareholders of Bio-Tracking holding at least a majority of Bio-Tracking’s issued and outstanding shares of common stock, as of the record date, shall approve of this Agreement and the transactions contemplated hereby either by proxy or written consent.

Accordingly, we are fulfilling our contractual obligation pursuant to the Share Exchange Agreement by changing our name to Nord Oil International, Inc.

This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

REVERSE SPLIT

MATERIAL TERMS OF THE REVERSE SPLIT

The Board has unanimously adopted and shareholders holding a majority of the Common Stock have approved a resolution to effect a one-for-one twelve (1:12) reverse stock split (the "Reverse Split") of the Common Stock. The Board and such shareholders believe that the Reverse Split is in the Company's best interests, principally because it may increase the trading price of the Common Stock. An increase in the price of the Common Stock may, in turn, generate greater investor interest in the Common Stock, thereby enhancing the marketability of the Common Stock to the financial community. In addition, the resulting reduction in the number of issued and outstanding shares of Common Stock will provide the Company with additional authorized but unissued shares which could be utilized for future acquisitions or mergers or to otherwise carry out the Company's business objectives. Presently, our stock is trading on the “pink sheets” under the symbol of BTSI. On August 18, 2005, the closing price of our shares of common stock was $0.02.

The immediate effect of the Reverse Split will be to reduce the number of presently issued and outstanding shares of Common Stock from approximately 342,865,401 to approximately 28,572,117. Although the Reverse Split may increase the market price of the Common Stock, no such increase can be assured or calculated. The market price of the Common Stock may not rise in proportion to the reduction in the number of shares outstanding as a result of the Reverse Split, nor can there be any assurances that the Reverse Split will lead to a sustained increase in the market price of the Common Stock. The market price of the Common Stock may also change as a result of other unrelated factors, including the Company's operating performance and other factors related to its business as well as general market conditions.

Another potential benefit of the Reverse Split would be a substantial reduction in the transaction costs associated with trading in the Common Stock. In most cases, trading costs include both "brokers" trading commissions and the "indirect cost" of "dealer markup" - that is, the difference between the buying and selling prices of dealers in a given stock (the "bid-ask spread"). Further, the Board of Directors and the majority shareholders believe that the reduction in the number of shares of Common Stock outstanding, without any corresponding material alteration in the economic composition of the Company or the relative interests of the stockholders could enhance the public and institutional perception of the Company's Common Stock and thus generate investor interest.

The Reverse Split will affect all of the holders of the Company's Common Stock uniformly and will not affect any shareholder's percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding up of fractional shares.

The Reverse Split of the Common Stock is expected to become effective on or about August ___, 2005 (the "Effective Date"). Upon the Effective Date, the Company will notify the National Association of Securities Dealers, requesting that the split be made effective on the Effective Date. The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued at this time.

No fractional shares will be issued in connection with the Reverse Split. Shareholders who would otherwise be entitled to receive fractional shares because they hold a number of shares of Common Stock that is not evenly divisible by 12 will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. No shareholders will receive cash in lieu of fractional shares.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders.

The Company cannot predict whether the Reverse Split will increase the market price for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that:

•	the market price per share of the Common Stock after the Reverse Split will rise in proportion to the reduction in the number of shares of the Common Stock outstanding before the Reverse Split;

•	will not adversely impact the market price of the Common Stock as a result of negative investor opinion;

•	the Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced shares; and

•	the Reverse Split will result in a per share price that will increase the Company's ability to attract and retain employees and other service providers.

The Company does not, at this time, have any specific plans, proposals or arrangements to issue any of the newly authorized shares of common stock for any purpose, including future acquisitions and/or financings.

FEDERAL INCOME TAX CONSEQUENCES

The following summary of material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder.

EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss will be recognized by a shareholder as a result of the Reverse Split. The aggregate tax basis of the shares received in the Reverse Split will be the same as the shareholder's aggregate tax basis in the shares exchanged. The shareholder's holding period for the shares received in the Reverse Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Split. The Company's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

DISSENTER'S RIGHTS OF APPRAISAL

The general corporation law of the State of Florida does not provide for dissenter's rights of appraisal in connection with the 12 to 1 reverse of shares of the Company's common stock.

Additional Information

If you have any questions about the actions described above, you may contact Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139. We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

We filed our annual report for the fiscal year ended December 31, 2004 on Form 10-KSB with the SEC. A copy of the annual reports on Form 10-KSB (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

Information Incorporated By Reference

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004.

Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004.

The Company is in the process of preparing the quarterly filings for December 31, 2004, March 31, 2005 and June 30, 2005.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any shareholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

Distribution of Information Statement

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2005/2006 and have it included in our proxy statement must submit the proposal in writing to the Company. We must receive the proposal no later than September 30, 2005.

Shareholders intending to present a proposal at the Annual Meeting in 2005/2006, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the "Exchange Act"). The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting. Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2005 no later than September 30, 2005. If the notice is after September 30, 2005, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2005/2006. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

By:	/s/ JEAN-FRANCOIS AMYOT
JEAN-FRANCOIS AMYOT

Date: August 18, 2005